LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND


LETTER TO SHAREHOLDERS FEBRUARY 2000


--------------------------------------------------------------------------------
Dear Shareholder:

The large-capitalization Dow Jones Industrial Average and S&P 500 Index have advanced for nine consecutive years, the longest period in this century. The S&P 500 has also achieved an unprecedented five consecutive years of 20% plus returns with a 5-year annualized return of 28.6%. The factors contributing to the most powerful bull market in history are: the longest economic expansion in history, declining inflation and interest rates caused by dramatic increases in productivity, the restructuring of corporate America, unprecedented merger and acquisition activity, and last but not least, the insatiable demand for common stocks as baby boomers shift from consumption to savings and investment. It doesn't get any better than this.

With the S&P 500 and the Dow Jones Industrial Average up 20-25% and the Nasdaq Composite up over 86%, how could 61% of New York Stock Exchange, 52% of S&P 500 and 48% of Nasdaq stocks be down for the year? Not only were the majority of stocks down for the year but 36% of New York Stock Exchange and 31% of Nasdaq stocks were down 20% or more. The equal weighted Value Line Index of 1700 stocks declined 1.4%.

During 1999 there was a historically wide divergence of performance between large growth stocks and large value stocks with the Russell 1000 Growth Index outperforming the Russell 1000 Value Index by 25.8%. The Russell 2000 small stock growth index outperformed the Russell 2000 small stock value index by 47.8%. The superior performance of growth over value can best be explained by the increasing dominance of technology in the various indexes. At the end of 1999, technology represented 25% of the weight of the S&P 500 Index and 40% of the weight of the Russell 1000 Growth Index, versus 11% and 19% respectively, in 1994. The Russell 2000 small stock growth index contained 34.1% in technology at the end of 1999.

The number of stocks contributing positively to performance last year was very small. The top 25 stocks in the S&P 500 represented almost 43% of the index weight and more than 100% of the return of the entire 500 stock index. The ten largest stocks in the 4600-stock Nasdaq Composite constituted 41% of the weight of the index and contributed more than 100% of the 1999 return of 86%. A good example of the impact of technology on performance is the emergence of Qualcomm
(QCOM), a provider of digital wireless communications products. Qualcomm which represents 2.3% of the weight of the Nasdaq Composite returned 2,619% in 1999, representing almost 70% of the entire index return of 86%.

PERFORMANCE REVIEW

The Lou Holland Growth Fund gained 9.01% for the year, underperforming the Lipper General U.S. Stock Funds average return of 27.11%, the Lipper Large-Capitalization Core average return of 22.35%, and the S&P 500 return of 21.04%.

During 1999, the best performing market sectors were technology, producer durables, and other energy, while the worst performing market sectors were consumer staples, healthcare, autos & transportation, and financial services. The poor market performance of financial services, healthcare, and consumer staples issues hurt our portfolio throughout 1999 since we were overweighted in these sectors. Tech nol ogy was the best performing market sector during the year. While we were generally market weighted in the sector versus the S&P 500 Index, we were significantly underweighted relative to the Russell 1000 Growth Index and most other large-capitalization growth indexes. Many technology issues that performed well during the year did not meet our fundamental criteria. Our focus is to buy companies whose earnings are growing faster than the general market that we can buy at a reasonable price. During 1999 many stocks with little or no earnings had a significant impact on index performance. While our exposure to technology issues benefited performance during the year, this performance was partially offset by the negative impact of overweightings in the underperforming market sectors of consumer staples, healthcare, and financial services.

MARKET OUTLOOK

Our outlook for the U.S. economy and the stock market remains optimistic. The recent improvement in foreign economic activity should continue to support domestic economic growth and U.S. corporate earnings. Yet, we are concerned about the Federal Reserve Board's policy of raising interest

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

rates to curb the speculation in the stock market. While there have been some upticks in commodity prices and employment costs, we believe that increasing productivity and the inability of companies to pass along these costs in the form of price increases will keep inflation in check. We do, however, believe that we have reached a secular low for inflation. With price earnings ratios at historically high levels and the Federal Reserve Board raising interest rates, we do not expect to see further expansion in price earnings ratios. Rising interest rates also will have the effect of slowing corporate earnings as economic activity begins to decline. First Call earnings estimates for year 2000 are currently 10%, down from the 17-18% achieved in 1999. If interest rates continue to rise, both price earnings ratios and corporate earnings will likely decline further.

We continue to be optimistic about the U.S. stock market. Nevertheless, investors should expect stock market gains to return to 100 year historical norms of approximately 10%.

Thank you for your continued interest in the Lou Holland Growth Fund.

Sincerely,


/s/ Louis A. Holland

Louis A. Holland
President


LINE CHART:

                                               RUSSELL 1000     RUSSELL MID-CAP
DATE             GROWTH FUND     S&P 500       GROWTH INDEX     GROWTH INDEX
4/29/96          10000           10000         10000            10000
6/30/96          10520           10297         10363             9896
9/30/96          10910           10615         10737            10232
12/31/96         11462           11500         11385            10528
3/31/97          11329           11809         11447            10144
6/30/97          13355           13870         13611            11637
9/30/97          14210           14909         14635            13265
12/31/97         14663           15337         14857            12901
3/31/98          16783           17477         17108            14441
6/30/98          17290           18054         17885            14432
9/30/98          16049           16257         16261            12024
12/31/98         19905           19720         20609            15206
3/31/99          20071           20702         21920            15726
6/30/99          20807           22162         22763            17365
9/30/99          19347           20779         21930            16495
12/31/99         21701           23871         27446            23005


--------------------------------------------------------------------------------

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 523 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted earnings growth rates.

RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 396 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted earnings growth rates. These stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.


--------------------------------------------------------------------------------
      Average Annual Rate of Return for the Periods Ended December 31, 1999
                                        Year-to-Date   Since Inception 4/29/96
      Lou Holland Growth Fund               9.01%              23.47%
      S&P 500                              21.04%              26.72%
      Russell 1000 Growth Index            33.16%              31.63%
      Russell Mid-Cap Growth Index         51.29%              25.45%

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


ASSETS:
   Investments, at value
     (cost $6,865,902)                                             $ 11,086,987
   Deferred organization charges                                         10,631
   Receivable for investments sold                                      313,197
   Dividends receivable                                                   7,754
   Interest receivable                                                    1,446
   Receivable from Investment
     Manager                                                              6,368
   Other assets                                                          12,866
                                                                   ------------
   Total Assets                                                      11,439,249
                                                                   ------------

LIABILITIES:
   Payable for securities purchased                                     225,861
   Accrued expenses and
     other liabilities                                                   41,728
                                                                   ------------
   Total Liabilities                                                    267,589
                                                                   ------------

NET ASSETS                                                         $ 11,171,660
                                                                   ============

NET ASSETS CONSIST OF:
   Capital stock                                                   $  6,857,535
   Undistributed net realized
     gain on investments                                                 93,040
   Net unrealized appreciation
     on investments                                                   4,221,085
                                                                   ------------
   Total Net Assets                                                $ 11,171,660
                                                                   ============

Shares outstanding                                                      535,245

Net Asset Value, Redemption
   Price and Offering Price
   Per Share                                                       $      20.87
                                                                   ============




STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:
   Dividend income
     (net of withholding tax $1,338)                               $     88,021
   Interest income                                                       31,968
                                                                   ------------
   Total Investment Income                                              119,989
                                                                   ------------

EXPENSES:
   Investment management fee                                             85,984
   Administration fee                                                    28,971
   Shareholder servicing and
     accounting costs                                                    49,426
   Custody fees                                                           3,672
   Federal and state registration                                         6,769
   Professional fees                                                     37,097
   Amortization of deferred
     organization charges                                                 8,634
   Reports to shareholders                                               18,458
   Director Fees                                                          2,592
   Other                                                                  9,482
                                                                   ------------
   Total expenses before
     reimbursement                                                      251,085
   Less: Reimbursement from
     Investment Manager                                                (114,522)
                                                                   ------------
   Net Expenses                                                         136,563
                                                                   ------------

NET INVESTMENT LOSS                                                     (16,574)
                                                                   ------------

REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
   Net realized gain on investments                                      90,771
   Change in unrealized appreciation
     (depreciation) on investments                                      864,957
                                                                   ------------
   Net realized and unrealized gain
     on investments                                                     955,728
                                                                   ------------

NET INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                                                      $    939,154
                                                                   ============



                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED         YEAR ENDED
                                            DECEMBER 31, 1999  DECEMBER 31, 1998
                                            -----------------  -----------------

OPERATIONS:
   Net investment loss                           $    (16,574)     $     (7,673)
   Net realized gain on investments                    90,771            57,854
   Change in unrealized appreciation
      (depreciation) on investments                   864,957         2,077,211
                                                 ------------      ------------
   Net increase in net assets
     from operations                                  939,154         2,127,392
                                                 ------------      ------------

DISTRIBUTIONS TO
   SHAREHOLDERS:
   From net investment income                            --              (2,756)
   From net realized gains                            (37,974)          (15,843)
                                                 ------------      ------------
                                                      (37,974)          (18,599)
                                                 ------------      ------------

CAPITAL SHARE
   TRANSACTIONS:
   Proceeds from shares sold                        3,137,338         2,594,987
   Shares issued to holders in
     reinvestment of dividends                         37,859            18,575
   Cost of shares redeemed                         (2,039,620)         (887,368)
                                                 ------------      ------------
   Net increase in net assets from
     capital share transactions                     1,135,577         1,726,194
                                                 ------------      ------------


TOTAL INCREASE IN
   NET ASSETS                                       2,036,757         3,834,987
                                                 ------------      ------------

NET ASSETS:
   Beginning of period                              9,134,903         5,299,916
                                                 ------------      ------------
   End of period                                 $ 11,171,660      $  9,134,903
                                                 ============      ============

CHANGES IN
   SHARES OUTSTANDING:
   Shares sold                                        161,143           157,598
   Shares issued to holders in
     reinvestment of dividends                          1,822               967
   Shares redeemed                                   (103,224)          (56,762)
                                                 ------------      ------------
   Net increase                                        59,741           101,803
                                                 ============      ============


                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

FINANCIAL HIGHLIGHTS
                                                                                                APRIL 29, 1996 (1)
                                               YEAR ENDED       YEAR ENDED        YEAR ENDED        THROUGH
                                              DECEMBER 31,     DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                  1999             1998              1997            1996
                                              ------------     ------------      ------------   ------------------
Per Share Data:

Net asset value, beginning of period              $19.21             $14.18           $11.28           $10.00
                                                  ------             ------           ------           ------

Income from investment operations:
   Net investment income (loss)                    (0.03)(2)          (0.02)(2)         0.00(2)          0.00(2)
   Net realized and unrealized
     gains on investments                           1.76               5.09             3.14             1.46
                                                  ------             ------           ------           ------
   Total from investment operations                 1.73               5.07             3.14             1.46
                                                  ------             ------           ------           ------

Less distributions:
   Dividends from net
     investment income                             --                 (0.01)           (0.03)           (0.05)
   Dividends from capital gains                    (0.07)             (0.03)           (0.21)           (0.13)
                                                  ------             ------           ------           ------
   Total distributions                             (0.07)             (0.04)           (0.24)           (0.18)
                                                  ------             ------           ------           ------

   Net asset value, end of period                 $20.87             $19.21           $14.18           $11.28
                                                  ======             ======           ======           ======

Total return                                        9.01%             35.75%           27.92%            14.62%(3)

Supplemental data and ratios:
   Net assets, end of period                 $11,171,660         $9,134,903       $5,299,916       $2,860,671

   Ratios of expenses to average net assets
     Before expense reimbursement                   2.48%              2.84%            4.19%             6.50%(4)
     After expense reimbursement                    1.35%              1.35%            1.35%             1.35%(4)
   Ratio of net investment income (loss)
     to average net assets
     Before expense reimbursement                  (0.97)%            (1.60)%          (2.83)%           (5.11)%(4)
     After expense reimbursement                    0.16%             (0.11)%           0.02%             0.04%(4)

   Portfolio turnover rate                         24.13%             32.84%           34.29%            30.48%

(1) Commencement of operations
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and total differences.
(3) Not annualized.
(4) Annualized.

                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


NUMBER OF                                                                 MARKET
   SHARES                                                                  VALUE
---------                                                              ---------

                  COMMON STOCKS - 99.1%
                  AUTO & TRANSPORTATION - 0.5%
    1,400         Magna International, Inc. F                          $  59,325
                                                                       ---------

                  CONSUMER DISCRETIONARY - 9.3%
    1,625         American Management
                  Systems, Inc.*                                          50,984
    4,750         Carnival Corporation                                   227,109
    1,900         Costco Wholesale Corporation                           173,375
    2,663         Home Depot, Inc.                                       182,548
    1,625         Lowe's Companies                                        97,094
    4,400         Wal-mart Stores, Inc.                                  304,150
                                                                       ---------
                                                                       1,035,260
                                                                       ---------

                  CONSUMER STAPLES - 11.1%
    2,425         CVS Corporation                                         96,848
    3,300         Clorox Company                                         166,238
    2,450         Coca-Cola Company                                      142,713
    2,150         Colgate-Palmolive Company                              139,750
    2,350         Gillette Company                                        96,791
    3,900         PepsiCo, Inc.                                          137,475
    1,650         The Procter & Gamble
                  Company                                                180,778
    1,650         Safeway, Inc.*                                          58,678
    4,950         Walgreen Company                                       144,787
    6,050         Whitman Corporation                                     81,297
                                                                       ---------
                                                                       1,245,355
                                                                       ---------



                  FINANCIAL SERVICES - 16.7%
    2,677         American International
                  Group, Inc.                                            289,451
    4,350         Automatic Data
                  Processing, Inc.                                       234,356
    1,600         Bank One Corporation                                    51,300



NUMBER OF                                                                 MARKET
   SHARES                                                                  VALUE
---------                                                              ---------

                  FINANCIAL SERVICES - 16.7% (CONTINUED)
    4,650         Citigroup, Inc.                                      $ 258,366
    3,655         Concord EFS, Inc.*                                      94,116
    1,600         Fannie Mae                                              99,900
    3,150         Federal Home Loan
                  Mortgage Corporation                                   148,247
    2,000         MBIA, Inc.                                             105,625
    4,300         Mellon Financial Corporation                           146,469
    3,200         Northern Trust Corporation                             169,600
    3,625         Washington Mutual, Inc.                                 94,250
    4,350         Wells Fargo Company                                    175,903
                                                                       ---------
                                                                       1,867,583
                                                                       ---------

                  HEALTH CARE - 13.6%
    1,475         Abbott Laboratories                                     53,561
    1,500         American Home Products
                  Corporation                                             59,156
    6,975         Elan Corporation PLC - ADR*                            205,763
    1,300         Guidant Corporation                                     61,100
    2,075         Johnson & Johnson Company                              193,234
      800         Eli Lilly & Company                                     53,200
    4,250         Medtronic, Inc.                                        154,859
    2,650         Merck & Co., Inc.                                      177,716
    6,450         Pfizer, Inc.                                           209,222
      925         Pharmacia & Upjohn, Inc.                                41,625
    2,600         Schering-Plough Corporation                            109,687
    2,400         Warner-Lambert Company                                 196,650
                                                                       ---------
                                                                       1,515,773
                                                                       ---------

                  INTEGRATED OILS - 4.1%
    1,754         BP Amoco Corporation - ADR                             104,034
    3,800         Enron Corporation                                      168,625
    1,122         Exxon Mobil Corporation                                 90,391
    1,500         Royal Dutch Petroleum
                  Company - ADR                                           90,656
                                                                       ---------
                                                                         453,706
                                                                       ---------


                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1999


  NUMBER OF                                                               MARKET
     SHARES                                                                VALUE
-----------                                                          -----------

                   MATERIALS & PROCESSING - 1.9%
      3,775        Jacobs Engineering
                   Group, Inc.*                                      $   122,688
      1,125        Tyco International Ltd                                 43,734
      1,050        Valspar Corporation                                    43,969
                                                                     -----------
                                                                         210,391
                                                                     -----------

                   OTHER - 5.4%
      6,550        Federal Signal Corporation                            105,209
      3,200        General Electric Company                              495,200
                                                                     -----------
                                                                         600,409
                                                                     -----------

                   OTHER ENERGY - 1.7%
      2,950        Schlumberger LTD F                                    165,937
        571        Transocean Sedco Forex, Inc.                           19,240
                                                                     -----------
                                                                         185,177
                                                                     -----------

                   PRODUCER DURABLES - 1.0%
      2,400        Grainger (W.W.), Inc.                                 114,750
                                                                     -----------

                   TECHNOLOGY - 23.9%
      2,300        Affiliated Computer
                   Services - A*                                         105,800
      4,574        Cisco Systems, Inc.*                                  489,990
      3,000        EMC Corporation*                                      327,750
      1,575        Hewlett-Packard Company                               179,452
      2,950        Intel Corporation                                     242,822
      1,425        International Business Machines
                   Corporation                                           153,900
      1,575        Linear Technology Corporation                         112,711
      4,400        Lucent Technologies, Inc.                             329,175
      5,300        Microsoft Corporation*                                618,775
      1,025        Oracle Systems                                        114,864
                                                                     -----------
                                                                       2,675,239
                                                                     -----------




  NUMBER OF                                                               MARKET
     SHARES                                                                VALUE
-----------                                                          -----------
                   UTILITIES - 9.9%
      2,750        AES Corporation*                                  $   205,563
      2,700        American Telephone &
                   Telegraph Company                                     137,025
      4,200        Centurytel Inc.                                       198,975
      7,650        MCI Worldcom Inc.*                                    405,928
      3,250        SBC Communications, Inc                               158,437
                                                                     -----------
                                                                       1,105,928
                                                                     -----------

                   Total common stocks
                   (cost $6,847,811)                                 $11,068,896
                                                                     ===========

PRINCIPAL
AMOUNT                                                                     VALUE
-----------                                                          -----------

                   SHORT-TERM
                    INVESTMENTS - 0.2%
                   VARIABLE RATE
                    DEMAND NOTES# - 0.2%
$     7,877        Warner Lambert, 6.044%                            $     7,877
     10,214        Wisconsin Corp. Cent Cr
                   Union D Notes, 6.160%                                  10,214
                                                                     -----------
                   Total variable rate demand
                    notes (cost $18,091)                                  18,091
                                                                     -----------

                   Total investments - 99.3%
                    (cost $6,865,902)                                 11,086,987

                   Other assets in excess
                    of liabilities - 0.7%                                 84,673
                                                                     -----------

                   TOTAL NET ASSETS -
                   100.0%                                            $11,171,660
                                                                     ===========

*    Non-income producing security.

F    Foreign security.

# Variable rate demand notes, are payable on demand. The rate listed is as of December 31, 1999.

                     See Notes to the Financial Statements.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Lou Holland Trust (the "Trust") was organized on December 20, 1995, as as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996.

The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $76,688. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any transferee will be reduced by a pro-rata portion of any then unamortized organizational expenses at the time of such redemption.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Generally accepted accounting

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $16,574, undistributed net realized gains on investments has increased by $6,501, and capital stock has been decreased by $23,075. These differences relate to the exclusion of certain organization costs, the reclass of net operating loss and the inclusion of realized gains related to the Holland L.P. conversion for tax purposes.

c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. For the fiscal year ended December 31, 1999 the Fund designated and paid $37,974 as a 20% long term capital gain distribution.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 1999, were as follows:

                                PURCHASES                      SALES
                             ---------------              ---------------
U.S. Government              $            --              $            --
Other                        $     3,976,915              $     2,282,996

At December 31, 1999, gross unrealized appreciation and depreciation of invest ments for tax purposes were as follows:

Appreciation                              $4,242,119
(Depreciation)                              (195,038)
                                          ----------
Net appreciation on investments           $4,047,081
                                          ==========

At the close of business on May 2, 1996, the partners of the Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 1999, the Fund has realized $77,322 of the appreciation.

At December 31, 1999, the cost of investments for federal income tax purposes was $7,039,906.

3. AGREEMENTS

The Fund has entered into an Investment Management and Administration Agreement with Holland Capital Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

                                   LOU HOLLAND
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                                   GROWTH FUND

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


The Investment Manager voluntarily agrees to reimburse its management fee and other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This voluntary reimbursement may be terminated under the approval of the Board of Trustees. Accordingly, for the year ended December 31, 1999, the Investment Manager has waived and reimbursed the Fund $114,522.

HCM Investments, Inc. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

Firstar Mutual Fund Services, LLC, serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.

                                   LOU HOLLAND
--------------------------------------------------------------------------------
                                   GROWTH FUND

INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Trustees of Lou Holland Trust:

We have audited the accompanying statement of assets and liabilities of the Lou Holland Growth Fund (the "Fund"), including the schedule of investments, as of December 31, 1999, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Lou Holland Growth Fund for each of the years in the two year period ended December 31, 1997 were audited by other auditors whose report thereon, dated February 13, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1999 and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


/s/ KPMG LLP

Chicago, Illinois
February 4, 2000

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                              TRUSTEES AND OFFICERS

LOUIS A. HOLLAND, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P. and President, Treasurer, and
Director, HCM Investments, Inc.

MONICA L. WALKER, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LAURA J. JANUS, Treasurer
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

LESTER H. MCKEEVER, JR., Trustee
Managing Partner, Washington, Pittman & McKeever
Certified Public Accountants & Management Consultants

KENNETH R. MEYER, Trustee
President and Managing Partner
Lincoln Capital Management Company

JOHN D. MABIE, Trustee
President, Mid-Continent Capital


MANAGER
Holland Capital Management, L.P.
35 West Wacker Drive, Suite 3260
Chicago, IL 60601
Telephone (312) 553-1000

CUSTODIAN AND TRANSFER AGENT
Firstar Bank Milwaukee, N.A.
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson & Johnson
Washington, D.C.




                         LOGO: LOU HOLLAND GROWTH FUND




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                                                                   ANNUAL REPORT
                                                               December 31, 1999